                                 IMPERIAL BANK                    EXHIBIT 10.13


Member FDIC                                       April 24, 1997

226 Airport Parkway
San Jose, California

Subject:  Credit Terms and                        Borrower:  Terayon Corporation
          Conditions ("Agreement")

Gentlemen:

To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans you, in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A.  Borrower represents and warrants that:

    1.  EXISTENCE AND RIGHTS.

        Company is a corporation

Borrower is duly organized and existing and in good standing under the laws of the State of California and is authorized and in good standing to do business in the State of California. Borrower has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity, except as previously disclosed to Bank.

    2. AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.

    3. NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

    4. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

    5. FINANCIAL CONDITION. The balance sheet of Borrower as of 2/28/97, and the related profit and loss statement for the 2 months ended on that date, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operation of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, as such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

    6. TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section
C.3 hereof.

    7. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

    8. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.

    9. REGULATION U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined with Regulation U of the Board of Governors of the Federal Reserve system).

B. Borrower agrees that so long as it is indebted to you, it will, unless you shall otherwise consent in writing:

    1. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair, conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

    2. INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses.

    3. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

        (a) the same are being contested in good faith and by appropriate proceedings in such manners as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder, and

        (b) it shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

    4. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times; and furnish you:

        (a) As soon as available, and in any event within 25 days after the close of each month of each fiscal year of Borrower, commencing with the month next ending, a balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments;

        (b) As soon as available, and in any event within 90 days after the close of each fiscal year of Borrower, a report of audit of Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the unqualified opinion of accountants satisfactory to you.

        (c) Within 24 days after the close of each month of each fiscal year of Borrower, a certificate by chief financial officer or partner of Borrower stating that Borrower has performed and observed each and every covenant contained in this Letter of Inducement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein, or, if any such event has occurred or any such condition exists, specifying the nature thereof.

        (d) Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim audit of the accounts of Borrower made by such accountants;

        (e) Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower shall send to its stockholders, if any, and copies of all reports which Borrower may file with the Securities and Exchange Commission or any governmental authority at any time substituted therefor; and

        (f) Such other information relating to the affairs of Borrower as you reasonably may request from time to time.

        (g) Notice of Default. Promptly notify the Bank in writing of the occurrence of any event of default hereunder or any event which upon notice and lapse of time would be an event of default.

C. Borrower agrees that so long as it is indebted to you, it will not, without your written consent:

    1. TYPE OF BUSINESS; MANAGEMENT. Make any substantial change in the character of its business; or make any change in its executive management.

    2. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from you except obligations now existing as shown in financial statement dated 2/28/97, excluding those being refinanced by your bank; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.

    3. LIENS AND ENCUMBRANCES. Create, incur, or assume any mortgage, pledge, encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in your favor.

    4. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

    5. ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted including without limitation the selling of any property or other asset accompanied by the leasing back of the same.

    6. DIVIDENDS, STOCK PAYMENTS. If a corporation, declare or pay any dividend (other than dividends payable in common stock of Borrower) or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock.

D. The occurrence of any one of the following events of default shall, at your option terminate your commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived.

    1. FAILURE TO PAY NOTE. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to you.

    2. BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower.

    3. BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

    4. INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent or admit its inability to pay its debts as they mature, or make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

    5. JUDGMENTS, ATTACHMENTS. Any money judgment, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period of 10 days or in any event later than five days to the date of any proposed sale thereunder.

    BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to.

E.  MISCELLANEOUS PROCEDURE

    1. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of your Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with a loan that your Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

See Addendum dated April 24, 1997 attached hereto and incorporated herein by this reference for additional terms. In the event of a conflict between this Agreement and the Addendum, the terms in the Addendum prevail.



TERAYON CORPORATION

By:
    ---------------------------------
     (Authorized Signature and Title)


                                      2.

                              TERAYON CORPORATION
                     ADDENDUM TO CREDIT TERMS & CONDITIONS
                              DATED APRIL 24, 1997

A.  CREDIT FACILITY

      1. A $10,000 Revolving Line of Credit ("Line") for working capital with a $500,000 sublimit for the issuance of trade-related commercial and standby letters of credit.

      2. A $1,000,000 Term Loan ("Term Loan") for the purchase of capital equipment and software. (As of the date hereof, Term Loan has an outstanding balance of $833,333.32. The outstanding balance is being paid down with monthly principal repayments of $27,777.78 plus interest. As of the date hereof, 30 monthly principal repayments remain).

      3. A $750,000 Term Loan ("Term Loan2") for the purchase of new equipment and software and to refinance previously purchased equipment and software. (As of the date hereof, Term Loan2 has an outstanding balance of $222,271.10. The outstanding balance is being paid down with monthly principal repayments of $17,097.77 plus interest. As of the date hereof, 13 monthly principal repayments remain).

      4. A $1,000,000 Term Loan ("Term Loan3") for the purchase of new equipment and software. (Term Loan3 is split into two loan amortization schedules hereinafter referred to as "Schedule 1" and "Schedule 2". As of the date hereof, Schedule 1 has an outstanding balance of $749,752.49. The outstanding balance is being paid down with monthly principal repayments of $23,429.77 plus interest. As of the date hereof, 32 monthly principal repayments remain on Schedule 1. As of the date hereof, Schedule 2 has an outstanding balance of $154,456.00. Payments of interest are due monthly through May 27, 1997. Thereafter, the $154,456.00 outstanding on Schedule 2 shall be repaid with 30 monthly principal repayments of $5,148.53 plus interest beginning June 27, 1997).

      5. A $1,500,000 Term Loan ("Term Loan4") for the purchase of new equipment and software.

B.  MATURITY

      1.  Line:              364 days from the date hereof.

      2.  Term Loan:         October 5, 1999

      3.  Term Loan2:        May 5, 1998

      4.  Term Loan3:        November 27, 1999

      5.  Term Loan4:        November 6, 2000

C.  TERMS

      1.  Line:              Interest payable monthly, principal at maturity.

      2.  Term Loan:         Equal monthly payment of principal in amount of
                             $27,777.78 per month plus interest, with 30 monthly principal repayments remaining as of the date hereof. The remaining balance, if any, shall be due and payable at maturity.

      3.   Term Loan2:       Equal monthly payments of principal in the amount
                             of $17,097.77 per month plus interest, with 13 monthly principal repayments remaining as of the date hereof. The remaining balance, if any, shall be due and payable at maturity.

      4.   Term Loan3:       Schedule 1: Equal monthly payments of principal in
                             the amount of $23,429.77 per month plus interest, with 32 monthly principal repayments remaining as of the date hereof. The remaining balance, if any, shall be due and payable at maturity.

                             Schedule 2: Monthly payments of interest through May 27, 1997. Equal monthly payments of principal beginning June 27, 1997 in an amount of $5,148.53 plus interest, with 30 monthly principal repayments required as of the date hereof. The remaining balance, if any, shall be due and payable at maturity.

      5.   Term Loan4:       Available for draws with interest only payable
                             monthly through November 5, 1997, followed by 36 equal monthly payments of principal plus interest beginning December 5, 1997. The remaining balance, if any, shall be due and payable at maturity.

D.  COLLATERAL

    An existing blanket first priority security interest perfected by a UCC filing on all assets of Borrower including all present and future inventory, chattel paper, accounts, contract rights, unencumbered equipment, general intangibles, and fixtures and the product thereof.

E.  BORROWING FORMULA

      1.   Line:             Advances shall be limited to the lesser of
                             (i) 80% of Eligible Accounts (as hereinafter defined); or (ii) $10,000,000. As used herein, "Eligible Accounts" will include those accounts receivable of Borrower which are outstanding less than 90 days from invoice date subject to certain exclusions for contra, foreign*, US government, inter-company accounts, and accounts with over 25% of the balance aged more than 90 days past invoice date. Any account which alone exceeds 25% of total accounts will have the amount in excess of 25% excluded unless approved in writing by Bank.

           *Foreign accounts approved in writing by Bank shall be eligible for inclusion in the Borrowing Formula.

      2.   Term Loan:        85% against invoice price of equipment purchases
                             (excluding furniture, fixtures, and phone systems) and software purchases less tax and freight.
                             Advances against software purchases shall not exceed $750,000.

      3.   Term Loan2:       100% against license price of software less sales
                             tax and freight, up to a maximum of $500,000. 80% against original equipment invoices (excluding furniture, fixtures, and phone systems) less sales tax and freight, up to a maximum of $250,000.

      4.   Term Loan3:       85% against invoice price of equipment purchases
                             (excluding fixtures, and phone systems) and software purchases less tax and freight. Advances against software purchases shall not exceed
                             $400,000.

      5.   Term Loan4:       85% against invoice price of equipment purchases
                             (excluding fixtures, and phone systems) and software purchases less tax and freight. Advances against software purchases shall not exceed
                             $500,000.

F.  PRICING

      1.   INTEREST RATE:

                                      2.

           (a)     Line:          Bank's Prime Rate + 0.5% per annum.

           (b)     Term Loan:     Bank's Prime Rate + 1.5% per annum.

           (c)     Term Loan2:    Bank's Prime Rate + 1.5% per annum.

           (d)     Term Loan3:    Bank's Prime Rate + 1.5% per annum.

           (e)     Term Loan4:    Bank's Prime Rate + 1.5% per annum.

2.         FACILITY FEE:

           (a)     Line:          $5,000 due and payable concurrently with
                                  execution hereof by Borrower.

           (b)     Term Loan:     $5,000, already paid by Borrower to Bank.

           (c)     Term Loan2:    $5,000, already paid by Borrower to Bank.

           (d)     Term Loan3:    $5,000, already paid by Borrower to Bank.

           (e)     Term Loan4:    $5,000, due and payable concurrently with
                                  execution hereof by Borrower.
G.  COVENANTS

      1.   Borrower to maintain on a monthly basis unless stated otherwise:

           (a)     Minimum Quick Ratio/1/ of 1.00 to 1.00.

           (b)     Minimum Tangible Net Worth/2/ of $6,000,000.

           (c) Maximum Total Liabilities/3/ to Tangible Net Worth/2/ of 1.60 to 1.00.

           (d)     Minimum Liquid Asset Coverage/4/ of $5,000,000.

           (e) Losses not to exceed $5,000,000 in the quarter ending 3/31/97, $4,800,000 in the quarter ending 6/30/97, and
                   $4,400,000 in the quarter ending 9/30/97. After tax profitability on a fiscal quarterly basis beginning with the quarter ending 12/31/97.

           (f) Borrower to provide to Bank with evidence satisfactory to Bank that Borrower has received a minimum of $9,000,000 in new equity by 6/30/97.

     Definitions:
     /1/Quick Ratio is cash plus accounts receivable divided by current liabilities.

     /2/Tangible Net Worth is the financial statement net worth of the Borrower prepared according to generally accepted accounting principles less intangible assets, plus indebtedness fully subordinated to the debt due to the Bank.

     /3/Total Liabilities are all the Borrower's liabilities except for indebtedness fully subordinated to the debt due tot he Bank and deferred revenues.

     /4/Minimum Liquid Asset Coverage defined as unrestricted cash and cash equivalents plus 60% of eligible accounts receivable minus any outstanding balance on the line of credit and/or any outstanding standby or commercial letters of credit under the line of credit.

      2.   Borrower to provide to Bank:


                                      3.

           (a) Unqualified audited financial statements within 90 days after each fiscal year end.

           (b) Company prepared monthly financial statements and Compliance Certificate within 25 days after the end of each month.

           (c) Monthly agings of accounts receivable and accounts payable with Borrowing Base Certificate within 10 days after the end of each month.

           (d) Budgets, sales projections, operating plan, or other financial exhibits which Bank may reasonably request.

      3.   Other Covenants:

           (a) Borrower's primary banking and investment accounts to be maintained at Bank.

           (b)     Without Bank's prior approval, Borrower shall not:

                   (1) Enter into any mergers or acquisitions or major debt agreements, except for equipment leases.

                   (2)  Pay cash dividends or repurchase stock.

                   (3)  Hypothecate existing assets.

                   (4)  Loan money or guarantee loans of others.

           (c) Borrower shall notify Bank in writing of any legal action commenced against it which may result in damages over $50,000. Borrower shall provide Bank with such notice immediately upon Borrower's receipt of notice of such legal action.

           (d) Borrower shall provide Bank proof of insurance of all tangible corporate assets and a Lender's Loss Payable Clause with Bank as loss payee.

H.  OTHER CONDITIONS

      1. Borrower shall execute and deliver to Bank any and all documents required by Bank.

      2. Prior to Line disbursement, Bank shall conduct an initial collateral audit by Bank's designated agent at Borrower's expense, with results satisfactory to Bank. Thereafter, Bank shall conduct annual collateral audits by Bank's designated agent at Borrower's expense, with results satisfactory to Bank.

TERAYON CORPORATION

By:
   ------------------------

Title:
      ---------------------

Date:
     ----------------------

                                      4.

                                 Imperial Bank
                                  Member FDIC


                                      NOTE

$1,500,000.00                San Jose, California               April 24, 1997

On November 6, 2000, and as hereinafter provided for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its Santa Clara Valley Regional office, the principal sum of $1,500,000.00, or such sums up to the maximum, if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of
disbursement or        N/A      , whichever is later, on the unpaid principal
                ----------------
balance [ ] at the rate of _____% per year [x] at the rate of 1.500% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall for interest computation purposes, be considered one year.

Interest shall be payable [x] monthly [ ] quarterly [ ] included with principal [x] in addition to principal [ ] * beginning May 6, 1997, and if not so paid shall become a part of the principal. All payments shall be applied first to interest and the remainder, if any, on principal. [ ] (if checked), Principal shall be payable in installments of $_____________, or more, each installment on the _____ day of each _____________________, beginning
_________________________. Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

[x] If any installment payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note, and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

* See Addendum attached.

_________________________           TERAYON CORPORATION

_________________________           ____________________________

_________________________           ____________________________




                                      2.

                                ADDENDUM TO NOTE

Advances under the Note shall be available through November 5, 1997 ("Amortization Date"). Commencing on the sixth day of the calendar month immediately following the initial disbursement of funds hereunder and on the sixth day of each calendar month thereafter through and including the Amortization Date, the undersigned shall make monthly payments equal to the accrued interest hereunder. On the Amortization Date the outstanding balance of disbursements made under the Note shall be converted to an amortizing loan payable in 36 equal monthly principal payments, plus accrued interest, thereof, with said monthly payments due and payable on the sixth day of each calendar month commencing on the 6th day of December 1997.

All principal and accrued but unpaid interest shall in any event be due and payable on November 6, 2000.

TERAYON CORPORATION


_______________________________

                                 IMPERIAL BANK
                                  Member FDIC


                         ITEMIZATION OF AMOUNT FINANCED
                           DISBURSEMENT INSTRUCTIONS

Name(s):  TERAYON  CORPORATION                 Date: April 24, 1997

     $                  paid to you directly by Cashiers Check No.

     $    1,500,000.00  credited to deposit account No. 17-063-219

     $ when advances are requested from undisbursed funds paid to Loan(s) No.

     $                  amounts paid to Bank for:

     Amounts paid to others on your behalf:

     $                  to                       Title Insurance Company

     $                  to Public Officials

     $                  to

     $                  to

     $                  to

     $                  to

     $    1,500,000.00  SUBTOTAL (NOTE AMOUNT)

LESS $             .00  Prepaid Finance Charge (Loan fee(s))

     $    1,500,000.00  TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serves as the authorization for Imperial Bank to disburse the loan proceeds as stated above.

TERAYON CORPORATION


---------------------------------    --------------------------------
            Signature                           Signature



---------------------------------    --------------------------------
            Signature                           Signature

                                 Imperial Bank
                                  Member FDIC

                         AUTOMATIC DEBIT AUTHORIZATION

TO:  Imperial Bank

RE:  LOAN #_________________________

You are hereby authorized and instructed to charge account No. 17-063-219 in the name of TERAYON CORPORATION for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

[x] Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

[ ] Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.


Borrower Signature:

TERAYON CORPORATION

By:                                        Date:
   ---------------------------                  -----------------------------

                                 Imperial Bank
                                  Member FDIC


                     CORPORATE RESOLUTION REGARDING CREDIT

OFFICE:  Santa Clara Valley Regional     ADDRESS:  226 Airport Parkway
                                                   San Jose, California  95110

         RESOLVED, that TERAYON CORPORATION borrow from IMPERIAL BANK, hereinafter referred to as "Bank," from time to time, such sums of money as, in the judgment of the officer or officers hereinafter authorized, this corporation may require, provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the principal sum of Thirteen Million Six Hundred Thousand Four Hundred Seventy Nine and No/100 Dollars ($13,600,479.00), in addition to such amount as may be otherwise authorized;

         RESOLVED FURTHER, that any  1  of the following named officers:
                                    ---
            Zaki Rakib                    the  CEO/Secretary
-------------------------------------          --------------------------------
            Shlomo Rakib                  the  President
-------------------------------------          --------------------------------
                                          the
-------------------------------------          --------------------------------
                                          the
-------------------------------------          --------------------------------

of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank such notes or other evidences or indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such instruments in writing or otherwise as may be demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution.

         RESOLVED FURTHER, that said authorized officers be and they are hereby authorized and empowered, and that any one of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and in connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require;

         RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds of any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank;

         RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed;

         RESOLVED FURTHER, that this resolution will continue in full force and effect until the Bank shall receive official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the Secretary of this corporation as to the signatures of the above named persons shall be binding on this corporation.

         I, ZAKI RAKIB, Secretary of the above named corporation, duly organized and existing under the laws of the State of California, do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed and adopted by the Board of Directors of said corporation.

         I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

         Executed on April 24, 1997.

Signature:
           ------------------------         --------------------------------
           Zaki Rakib                       Zaki Rakib (Secretary)

Signature:
           ------------------------         --------------------------------
           Shlomo Rakib

Signature:
           ------------------------         --------------------------------

Signature:
           ------------------------         --------------------------------

Signature:
           ------------------------         --------------------------------

                                 IMPERIAL BANK
                                  Member FDIC


                         ITEMIZATION OF AMOUNT FINANCED
                           DISBURSEMENT INSTRUCTIONS

Name(s):  TERAYON CORPORATION                  Date: April 24, 1997

     $                  paid to you directly by Cashiers Check No.

     $   10,000,000.00  credited to deposit account No. 17-063-219

     $ when advances are requested from undisbursed funds paid on Loan(s) No.

     $      500,000.00  amounts paid to Bank for:  the issuance of trade-
                        related*

     Amounts paid to others on your behalf:

     $                  to                       Title Insurance Company

     $                  to Public Officials

     $                  to *standby and commercial letters of credit

     $                  to ** within $10,000,000.00 maximum credit

     $                  to

     $                  to

     $   10,000,000.00  SUBTOTAL (NOTE AMOUNT)

LESS $             .00  Prepaid Finance Charge (Loan fee(s))

     $   10,000,000.00  TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serves as the authorization for Imperial Bank to disburse the loan proceeds as stated above.

TERAYON CORPORATION


---------------------------------       -----------------------------------
           Signature                                 Signature



---------------------------------       -----------------------------------
           Signature                                 Signature

                                 Imperial Bank
                                  Member FDIC


                         AUTOMATIC DEBIT AUTHORIZATION

TO:  Imperial Bank

RE:  LOAN #_________________________

You are hereby authorized and instructed to charge account No. 17-063-219 in the name of TERAYON CORPORATION for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

[x] Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

[x] Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

Borrower Signature:

TERAYON CORPORATION

By:                                        Date:
   -------------------------------              ----------------------------

                                 IMPERIAL BANK
                                  Member FDIC

                         AGREEMENT TO PROVIDE INSURANCE
                          (REAL OR PERSONAL PROPERTY)

TO:  IMPERIAL BANK                    Date:      April 24, 1997
     226 Airport Parkway              Borrower:  TERAYON CORPORATION
     San Jose, California  95110

In consideration of a loan in the amount of $13,600,479.00, secured by all tangible personal property including inventory and equipment

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Imperial Bank as loss payee on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

     3.   Fire and extended coverage in an amount sufficient to cover:

            (a)  The amount of the loan, OR

            (b)  All existing encumbrances, whichever is greater,

          But not in excess of the replacement value of the improvements on the real property.

     1. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.

                             INSURANCE INFORMATION

Insurance Co./Agent:               Telephone No.:

                                   TERAYON CORPORATION

                                   Signature of Obligor:
                                                        -----------------------
                                   Signature of Obligor:
                                                        -----------------------

===============================================================================


--------------------------------------------------------------------------------
                      FOR BANK USE ONLY

   INSURANCE VERIFICATION:       Date: _______________
   Person Spoken to: _____________________________________________________

   Policy Number: ________________________________________________________

   Effective From: _______________________________________________________

   Verified By: __________________________________________________________

--------------------------------------------------------------------------------